UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 23, 2024 (September 19, 2024)
Date of Report (date of earliest event reported)
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Lineage, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	001-42191 (Commission File Number)	82-1271188 (I.R.S. Employer Identification Number)
46500 Humboldt Drive Novi, Michigan 48377
(Address of principal executive offices and zip code)
(800) 678-7271
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LINE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
[Emerging growth company    ☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 - Entry into a Material Definitive Agreement
On September 19, 2024, Lineage, Inc., (the " Company ") entered into a (a) Second Amendment, Joinder Agreement and Release dated as of September 19, 2024 (the “2021 NPA Amendment”) among the Company, Lineage Logistics, LLC (“LL”), Lineage Treasury Europe, B.V. (“LTE”), Lineage Logistics Holdings, LLC (“Holdings”), each other person signatory thereto as an Obligor Affiliate, and the Purchasers signatory thereto, which amends the Note Purchase Agreement dated as of August 20, 2021, among LL, LTE, Holdings, each Obligor Affiliate named therein, and each of the Purchasers named therein (as amended, restated, supplemented, or otherwise modified from time to time, the “2021 Note Purchase Agreement”), and a (b) First Amendment, Joinder Agreement and Release dated as of September 19, 2024 (the “2022 NPA Amendment”) among the Company, LL, LTE, Holdings, each other person signatory thereto as an Obligor Affiliate, and the Purchasers signatory thereto, which amends the Note Purchase Agreement dated as of August 15, 2022, among LL, LTE, Holdings, each Obligor Affiliate named therein, and each of the Purchasers named therein (as amended, restated, supplemented or otherwise modified from time to time, the “2022 Note Purchase Agreement”).
The 2021 NPA Amendment and the 2022 NPA Amendment amended the 2021 Note Purchase Agreement and 2022 Note Purchase Agreement, respectively, to, among other things, cause the Company and certain other subsidiaries to accede to the 2021 Note Purchase Agreement and 2022 Note Purchase Agreement, respectively, as Obligor Affiliates.
The foregoing descriptions of the 2021 NPA Amendment and the 2022 NPA Amendment are qualified in their entirety by reference to the text of the 2021 NPA Amendment and the 2022 NPA Amendment, respectively, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See the information set forth in Item 1.01, which is incorporated by reference herein.
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
10.1
Second Amendment, Joinder Agreement and Release dated as of September 19, 2024 to Note Purchase Agreement dated as of August 20, 2021 among the Company, Lineage Logistics, LLC, Lineage Treasury Europe B.V., Lineage Logistics Holdings, LLC, each other Obligor Affiliate signatory thereto and the Purchasers signatory thereto

10.2
First Amendment, Joinder Agreement and Release dated as of September 19, 2024 to Note Purchase Agreement dated as of August 15, 2022 among the Company, Lineage Logistics, LLC, Lineage Treasury Europe B.V., Lineage Logistics Holdings, LLC, each other Obligor Affiliate signatory thereto and the Purchasers signatory thereto

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage, Inc.
(Registrant)

September 23, 2024	/s/ Robert Crisci
Date	(Signature)
Robert Crisci
Chief Financial Officer